UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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MARKETWISE, INC.
(Name of Registrant as Specified in its Charter)
Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your **Vote** Counts!

MARKETWISE, INC.

2022 Annual Meeting
Vote by June 1, 2022
11:59 PM ET

MarketWise

1125 N. CHARLES STREET
BALTIMORE, MARYLAND 21201

D79347-P72094

You invested in MARKETWISE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2022.**

Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of these materials by request prior to May 19, 2022. If you would like to request a copy of these materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com; (2) call 1-800-579-1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 2, 2022
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/MKTW2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Riaan Hodgson 02) Manuel Borges 03) Van Simmons	For
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: Such other business as may properly come before the stockholder meeting or any adjournment thereof.

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D79348-P72094